INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

At December 31, 2022, the Company had a net operating loss (“NOL”) carryforward of approximately $13,055,594. NOLs generated prior to 2018, which will expire during the years 2033 to 2039. NOLs generated after 2018 have an indefinite period of use but are subject to annual limitations. Realization of any portion of the NOL at December 31, 2022, is not considered more likely than not by management; accordingly, a valuation allowance has been established for the full tax amount, which as of December 31, 2022, was $2,741,675. The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position.

A reconciliation of the Company’s effective tax rate to statutory rates for the years ended December 31, 2022, and 2021, is as follows:

	Year Ended December 31,
	2022	2021
Pre- tax loss	$(984,790)	$(236,871)
U.S. federal corporate income tax rate	21%	21%
Expected U.S. income tax credit	(206,806)	(49,743)
Permanent changes	22,187	908
Change in valuation	184,620	48,834
Tax expense	$-	$-

The Company had deferred tax assets as follows:

	Year Ended December 31,
	2022	2021
Tax loss carryforward	$2,741,675)	$2,557,055
Valuation allowance	(2,741,675)	(2,557,055)
Net deferred tax assets	$-	$-

The Company’s NOL carryforwards may be significantly limited under the Internal Revenue Code (“IRC”). NOL carryforwards are limited under Section 382 when there is a significant ownership change as defined in the IRC. During the year ended December 31, 2017, and previous years, the Company may have experienced such ownership changes, which could pose limitations.